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                              RURAL CELLULAR CORPORATION

                                  STOCK OPTION PLAN
                              FOR NONEMPLOYEE DIRECTORS
                         (AS AMENDED THROUGH MARCH 20, 1997)


    1. PURPOSE. This Stock Option Plan (the "Plan") for RURAL CELLULAR CORPORATION, a Minnesota corporation (the "Company"), is intended to advance the interests of the Company by providing members of the Board of Directors, who are responsible for the direction of the Company, with additional incentive to promote the success of the business, to increase their proprietary interest in the success of the Company, and to attract, reward and retain them as directors of the Company. These goals will be effectuated through the granting of nonqualified options to purchase Common Stock of the Company.

    2. DEFINITIONS. In addition to definitions that may be contained elsewhere herein, for purposes of this Plan, the following terms shall be defined as set forth below:

              (a) "Affiliate" means any entity other than the Company and its Parents and Subsidiaries that has been designated by the Board of Directors or a relevant committee to be a participating employer under any stock option plan in which employees of the Company are eligible to participate, providing that the Company directly or indirectly owns at least twenty percent (20%) of the combined voting power of all classes of stock of such entity or at least twenty percent (20%) of the ownership interest in such entity.

              (b)  "Board" means the Board of Directors of the Company.

              (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

              (d) "Committee" means the Committee referred to in Section 3 of the Plan.

              (e) "Disability" means disability as determined under procedures established by the Board for purposes of this Plan or as defined in Section 22(e)(3) of the Code.

              (f)  [deleted]

              (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

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              (h)  "Fair Market Value" means as of any given date, unless otherwise determined by the Board in good faith, the closing bid price of the Stock as reported on The Nasdaq Small-Cap Market or, if the Stock is then traded on The Nasdaq National Market or on a national or regional securities exchange, the closing price of the Stock on The Nasdaq National Market or such exchange.

              (i) "Option Agreement" means any written agreement, contract, or other instrument or document evidencing any Option granted hereunder and signed by both the Company and the Participant.

              (j) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting of an Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

              (k) "Participant" means any person entitled to participate in this Plan as set forth in Section 4 hereof.

              (l) "Stock" means the Class A Common Stock, $.01 par value per share, of the Company.

              (m) "Stock Option" or "Option" means any option to purchase shares of Stock granted pursuant to Section 5 below.

              (n) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

    3. ADMINISTRATION. The Plan shall be administered by the Board, which, in its discretion, may delegate some or all of its authority hereunder to a committee consisting of two or more directors of the Company appointed by the Board. The Members of such Committee shall meet the qualifications set forth in Rule 16b-3 under the Exchange Act, as it may be amended from time to time. Grants of Common Stock under the Plan shall be made automatically as provided in
Section 5. However, the Board shall have full authority to interpret the Plan, to promulgate such rules and regulations with respect to the Plan as it deems desirable and to make all other determinations necessary or appropriate for the administration of the Plan, and such determinations shall be final and binding upon all persons having an interest in the Plan.

    4. ELIGIBILITY. Options will be granted only to persons who at the time of the grant are directors of the Company and who are not otherwise employees of the
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Company or any Parent, Subsidiary, or Affiliate of the Company ("Nonemployee
Director" or "Nonemployee Directors").

    5.   OPTIONS.

              (a) ANNUAL GRANT. Each year, on the first business day following the annual meeting of the Company's shareholders, each person then serving as a Nonemployee Director of the Company, whether elected at the immediately preceding meeting or continuing to serve a term yet to be completed, shall be granted an Option to purchase 5,250 shares of Stock. Except as otherwise may be provided herein, each Option (i) shall be subject to all of the terms of the Plan, (ii) shall be granted for a term of six years, and (iii) shall vest and become fully exercisable on the date of the next annual shareholders meeting or, if earlier, one year from the date of the grant; provided, in each instance, that the Participant has continuously served as a Nonemployee Director of the Company through such date.


              (b)  SPECIAL GRANTS.

                   (i) In the event that a Nonemployee Director is initially appointed or elected at any time other than an annual shareholders' meeting, such Nonemployee Director shall be granted an option to purchase 5,250 shares of Stock if appointed within six months of the previous annual meeting.

                   (ii) Each Nonemployee Director holding office
              immediately after the annual shareholders meeting held in 1996 but who is not elected at that meeting shall be granted an Option to purchase 5,250 shares of Stock if such Nonemployee Director is serving a term which will expire in 1997 or an Option to purchase 10,500 shares if such Nonemployee Director is serving a term which will expire in 1998.

                   (iii)     Each Option granted pursuant to Section
              5(b)(i) hereof shall vest and become fully exercisable on
              the date of the next following annual shareholders meeting, provided that the Participant has continuously served as a Nonemployee Director of the Company through such date, and shall expire on the fifth anniversary of the date of such shareholders' meeting. Each Option granted pursuant to
              Section 5(b)(ii) hereof shall vest and become fully
              exercisable in annual installments of 5,250 shares each on the date of the annual shareholders' meeting, commencing
              with the first annual meeting following the date of grant; provided, in each instance, that the Participant has continuously served as a Nonemployee Director of the Company through such date. Options for 5,250 shares shall expire on the fourth anniversary of the date of grant;
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              Options for 10,500 shares shall expire on the fifth anniversary of the date of grant, and Options for 15,750 shares shall expire on the sixth anniversary of the date of grant. In all other respects, Options granted under this Section 5(b) shall be subject to all other terms and provisions of the Plan.

              (c) EXERCISE PRICE. The exercise price per share of Stock purchasable under any Option shall be not less than 100% of the Fair Market Value of the Stock on the date of grant.

              (d) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part any time during the term of the Option. Payment of the exercise price shall be made by (i) cash or certified bank check, (ii) delivery of shares of Stock that the Participant has owned for at least six months prior to the date of exercise, or (iii) any combination of the foregoing. For purposes of this paragraph, shares of Stock that are delivered in payment of the exercise price shall be valued at their Fair Market Value as of the date of the exercise of the Option. The Company's obligation to deliver shares upon the exercise of Options shall be subject to any applicable federal, state, and local tax withholding requirements. A Participant may elect to satisfy any tax obligation triggered by the exercise of an Option by the withholding of shares otherwise deliverable upon such exercise.

              (e) RESTRICTIONS ON TRANSFER OF OPTION. Except as may otherwise be provided in the related Option Agreement, which provision shall have been approved in advance by the Board, each Option granted under this Plan shall be transferable only by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder. Except as permitted by the preceding sentence, no Option granted under the Plan or any of the rights and privileges thereby conferred shall be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and no such option, right, or privilege shall be subject to execution, attachment, or similar process. Except as may otherwise be provided in the related Option Agreement, which provision shall have been approved in advance by the Board, an Option may be exercised during the Participant's lifetime only by the Participant or his or her guardian or legal representative.

    6. SHARES OF STOCK SUBJECT TO THE PLAN. There shall be reserved and available for issuance upon the exercise of Options granted from time to time under the Plan an aggregate of 210,000 shares of Stock. Such shares may consist, in whole or in part, of authorized but unissued shares of Stock or issued shares that have been reacquired by the Company. If any shares subject to an Option are not issued because the Option is not exercised, such shares shall again be available for distribution in connection with future Options.

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     In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, Stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding options granted under the Plan as may be determined to be appropriate by the Board, in its sole discretion, provided that the number of shares subject to any Option shall always be a whole number.

     7.   DEATH OR DISABILITY OF PARTICIPANT.

          (a) TERMINATION BY DEATH. If a Participant's service to the Company terminates by reason of death, any Stock Option held by such Participant will immediately become exercisable as set forth in Section 7(c) and may thereafter be exercised by the legal representative of the Participant's estate or by any person who acquired the Option by will or the laws of descent and distribution for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option whichever period is the shorter.

          (b) TERMINATION BY REASON OF DISABILITY. If a Participant's service to the Company terminates by reason of Disability, any Stock Option held by such Participant shall immediately become exercisable as set forth in Section 7(c) and may thereafter be exercised by the Participant until the expiration of the stated term of such Stock Option; provided, however, that, if the Participant dies prior to the expiration of the Option, any unexercised Stock Option held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (c) ACCELERATION OF EXERCISABILITY. In the event a Participant's service to the Company is terminated as described in Section 7(a) or 7(b), any Stock Option held by such Participant for the purchase of 5,250 shares shall become immediately exercisable in full, and any Stock Option held by such Participant for the purchase of more than 5,250 shares shall become immediately exercisable as to 5,250 shares if the Option was granted less than one year prior to the termination event, as to 10,500 shares if the Option was granted more than one year but less than two years prior to the termination event, and as to 15,750 shares if the Option was granted more than two years prior to the termination event.

     8. RESTRICTIONS ON TRANSFER OF STOCK. Unless a registration statement under the Securities Act of 1933 is in effect with respect to Stock to be purchased upon exercise of Options to be granted under the Plan, the Company may require that the Participant represent to and agree with the Company in writing that he or she is acquir-
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ing such shares of Stock for the purpose of investment and with no present intention to transfer, sell, or otherwise dispose of such shares of Stock. Further, in the absence of such registration, no shares of Stock acquired pursuant to exercise of an Option may be transferred unless, in the opinion of counsel to the Company, such transfer is in compliance with applicable securities laws, and each certificate representing any shares of Stock issued to a Participant hereunder shall have endorsed thereon an appropriate legend referring to the restrictions against transfer.

     9. AMENDMENT OF THE PLAN. The Board of Directors may suspend or terminate the Plan or any portion thereof at any time, and the Board of Directors may amend the Plan from time to time as may be deemed to be in the best interests of the Company; provided, however, that no such amendment, alteration or discontinuation shall be made (a) that would impair the rights of a Nonemployee Director with respect to Options theretofore awarded, without such person's consent, or (b) without the approval of the stockholders (i) if such approval is necessary to comply with any legal, tax, or regulatory requirement, including any approval requirement that is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act, or (ii) to increase the maximum number of shares of Stock subject to this Plan, increase the maximum number of shares issuable to any Nonemployee Director under this Plan, or change the definition of persons eligible to receive Options under this Plan.

     10. APPLICABILITY OF PLAN TO OUTSTANDING STOCK OPTIONS. This Plan shall not affect the terms and conditions of any stock options currently outstanding to any director of the Company, nor shall it affect any of the rights of any director to whom such a stock option was granted.

     11. EFFECTIVE DATE OF PLAN. This Plan shall become effective on September 30, 1995, subject to approval by the shareholders of the Company within twelve months of the date of adoption by the Board of Directors.

     12.  CHANGE IN CONTROL PROVISIONS.

          (a) IMPACT OF EVENT. In the event of a "Change in Control" as defined in Section 12(b) all Options granted hereunder shall become fully exercisable and vested.

          (b)  DEFINITION OF "CHANGE IN CONTROL."  For purposes of
     Section 12(a), a "Change in Control" means the happening of any of the following:

               (i) A majority of the directors of the Company shall be persons other than persons

                    (A) For whose election proxies shall have been solicited by the Board, or

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                    (B)  Who are then serving as directors appointed
               by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly-created directorships,

               (ii) 30% or more of the outstanding voting stock of the Company is acquired or beneficially owned (as defined in Rule 13d-3 under the Exchange Act or any successor rule thereto) by any person (other than the Company or a subsidiary of the Company) or group of persons acting in concert (other than the acquisition and beneficial ownership by a parent corporation or its wholly-owned subsidiaries, as long as they remain wholly-owned subsidiaries, of 100% of the outstanding voting stock of the Company as a result of a merger which complies with paragraph (iii)(A)(2) hereof in all respects), or

               (iii) The shareholders of the Company approve a definitive agreement or plan to

                     (A) Merge or consolidate the Company with or into another corporation other than

                          (1)  a merger or consolidation with a
                     subsidiary of the Company or

                          (2)  a merger in which

                               (a)  the Company is the surviving
                          corporation,

                               (b)  no outstanding voting stock of the
                          Company (other than fractional shares) held by shareholders immediately prior to the merger is converted into cash, securities, or other property (except (i) voting stock of a parent corporation owning directly, or indirectly through wholly owned subsidiaries, both beneficially and of record 100% of the voting stock of the Company immediately after the merger and (ii) cash upon the exercise by holders of voting stock of the Company of statutory dissenters' rights),

                               (c)  the persons who were the beneficial
                          owners, respectively, of the outstanding common stock and outstanding voting stock of the Company immediately prior to such merger beneficially own, directly or indirectly, immedi-

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                          ately after the merger, more than 70% of,
                          respectively, the then outstanding common stock and the then outstanding voting stock of the surviving corporation or its parent corporation, and

                               (d)  if voting stock of the parent
                          corporation is exchanged for voting stock of the Company in the merger, all holders of any class or series of voting stock of the Company immediately prior to the merger have the right to receive substantially the same per share consideration in exchange for their voting stock of the Company as all other holders of such class or series,

                     (B) exchange, pursuant to a statutory exchange of shares of voting stock of the Company held by shareholders of the Company immediately prior to the exchange, shares of one or more classes or series of voting stock of the Company for cash, securities, or other property,

                     (C)  sell or otherwise dispose of all or
                substantially all of the assets of the Company (in one transaction or a series of transactions), or

                     (D)  liquidate or dissolve the Company.

     13. NONEXCLUSIVITY OF THE PLAN. The adoption of this Plan shall not be construed as limiting the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     14.  MISCELLANEOUS.

          (a) GOVERNING LAW. This Plan shall be governed by and construed in accordance with the laws of the State of Minnesota, and all terms shall be interpreted and construed so that there shall not be committed any violation of applicable state or federal securities laws.

          (b) NO ADDITIONAL RIGHTS OF SERVICE. Participation in or eligibility for participation in the Plan does not grant any person any right of service as a director, and the Company retains the right to terminate service of any director pursuant to Company's Articles, Bylaws, and applicable law.

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                            _____________________________

     APPROVED and adopted by the Board of Directors of RURAL CELLULAR CORPORATION as of August 23, 1995, and approved by the shareholders on September 15, 1995. The number of shares originally reserved for this Plan has been adjusted to reflect a Stock split approved by the Board of Directors on November 28, 1995.

     This Plan has been restated to include: (i) an amendment to Section 5(b) adopted by the Board of Directors effective November 28, 1995, which was approved by the shareholders at the 1996 annual meeting held on May 23, 1996;
(ii) amendments adopted by the Board of Directors effective October 18, 1996, to conform to changes in Rule 16b-3 under the Securities Exchange Act of 1934; and
(iii) amendments to Sections 5(a), 5(b)(i) and (iii) and 7(c) adopted by the Board of Directors effective March 20, 1997.

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